UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
May 27, 2010

GLEACHER & COMPANY, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)
0-14140
(Commission File Number)
22-2655804
(IRS Employer Identification No.)
1290 Avenue of the Americas
New York, New York
(Address of Principal Executive Offices)
10104
(Zip Code)
(212) 273-7100
(Registrant’s telephone number, including area code)
Broadpoint Gleacher Securities Group, Inc.
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 3.03. Material Modification to Rights of Security Holders
Item 5.07. Submission of Matters to a Vote of Security Holders
Item 8.01. Other Events
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EX-2.1
EX-3.1
EX-3.2
EX-4.1
EX-99.1

Item 1.01. Entry into a Material Definitive Agreement
Effective May 27, 2010, Broadpoint Gleacher Securities Group, Inc., a New York corporation (“Broadpoint”), completed its reincorporation in the State of Delaware from the State of New York (the “Reincorporation”). The Reincorporation was completed pursuant to an Agreement and Plan of Merger, dated as of May 27, 2010 (the “Merger Agreement”), between Broadpoint and Gleacher & Company, Inc., a Delaware corporation and wholly-owned subsidiary of Broadpoint (the “Company”), pursuant to which Broadpoint merged with and into the Company (the “Merger”), with the Company surviving in the Merger. The Board of Directors of Broadpoint approved the Reincorporation and the Merger Agreement at a meeting duly held on April 6, 2010 and the shareholders of Broadpoint approved the Reincorporation and the Merger Agreement at the annual shareholders meeting of Broadpoint (the “Annual Meeting”) held on May 27, 2010.
In addition, pursuant to the terms of the Merger Agreement, (i) the Company succeeded to the ownership of all of Broadpoint’s assets, as well as the rights, powers and privileges of Broadpoint and assumed all of the obligations of Broadpoint then in existence; (ii) Broadpoint’s existing Board of Directors and officers became the Board of Directors and officers of the Company; (iii) the Company’s Amended and Restated Certificate of Incorporation and the Bylaws (the “Bylaws”) govern the surviving corporation; and (vi) the name of the surviving corporation is “Gleacher & Company, Inc.” In connection with the Reincorporation, on May 27, 2010, the Company also filed an Amended and Restated Certificate of Incorporation of the Company (the “Certificate of Incorporation”).
As a result of the Reincorporation, (i) each share of Broadpoint’s common stock, par value $0.01 per share (“Broadpoint Common Stock”), and preferred stock, par value $1.00 per share (together with the Broadpoint Common Stock, “Broadpoint Capital Stock”), outstanding immediately before the reincorporation was automatically converted into one share of the Company’s common stock, par value $0.01 per share (“Company Common Stock”), and preferred stock, par value $1.00 per share (together with the Company Common Stock, “Company Capital Stock”), respectively, and (ii) all options and other rights to acquire Broadpoint Common Stock outstanding immediately before the Reincorporation were also automatically converted into options and rights to acquire the same number of shares of Company Common Stock, with the same terms and conditions. Upon the Reincorporation, each outstanding certificate representing shares of certain classes of Broadpoint Capital Stock was deemed, without any action by the Broadpoint shareholders, to represent the same number and class of shares of Company Capital Stock. Broadpoint shareholders do not need to exchange their stock certificates as a result of the Reincorporation. As of May 27, 2010, the rights of the Company’s stockholders began to be governed by the Delaware General Corporation Law and the Certificate of Incorporation and the Bylaws.
The foregoing description of the Reincorporation, the Merger Agreement, the Certificate of Incorporation and the Bylaws is not complete and is qualified in its entirety by reference to the full text of the Merger Agreement, the Certificate of Incorporation and the Bylaws, which are attached as Exhibit 2.1, Exhibit 3.1 and Exhibit 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference. A more detailed description of the Merger Agreement and the effects of the Reincorporation, including material differences between the corporation laws of New York and Delaware, was previously reported in Proposal No. 2, beginning on page 14, of Broadpoint’s proxy statement filed with the Securities and Exchange Commission on April 26, 2010.
Item 3.03. Material Modification to Rights of Security Holders.
The information set forth in Item 1.01 is incorporated herein by reference.
Item 5.07. Submission of Matters to a Vote of Security Holders.
Broadpoint’s 2010 Annual Meeting was held on May 27, 2010 (prior to the effective time of the Reincorporation described above) at Broadpoint’s principal offices located at 1290 Avenue of the Americas, New York, NY 10104, in accordance with the Notice of Annual Meeting of Shareholders sent on or about April 26, 2010 to all shareholders of record at the close of business on April 14, 2010. The tables below present the voting results of the matters voted upon by Broadpoint’s shareholders at the meeting:
Proposal 1: Election of Directors:
At the Annual Meeting, each of the nominees listed below was elected to the Board of Directors and received the votes set forth after their respective names below:

	For:	Withheld:	Broker non-votes:
Peter J. McNierney	104,573,710	2,284,015	9,738,689
Henry S. Bienen	104,815,687	2,042,038	9,738,689
Bruce Rohde	100,156,489	6,701,236	9,738,689
Marshall Cohen	100,085,722	6,772,003	9,738,689
The following directors will continue as directors until the Company’s next annual meeting or until his respective successor is appointed:

Eric J. Gleacher
Christopher R. Pechock
Robert A. Gerard
Mark R. Patterson
Robert S. Yingling
Proposal 2: Approval of the proposal to reincorporate in Delaware:
At the Annual Meeting, the shareholders approved the Reincorporation.

For:	106,295,311
Against:	951,280
Abstain:	59,619
Broker non-votes:	9,738,689
Proposal 3: Approval of the proposal to amend the Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to make related technical changes:
At the Annual Meeting, the shareholders approved the amendment to the Certificate of Incorporation to eliminate the classified structure of the Board of Directors and to make related technical changes.

For:	116,095,985
Against:	832,932
Abstain:	115,980
Broker non-votes:	0
Proposal 4: Approval of the proposal to amend Broadpoint’s Certificate of Incorporation to change Broadpoint’s name to “Gleacher & Company, Inc.”:
At the Annual Meeting, the shareholders approved the amendment of Broadpoint’s Certificate of Incorporation to change Broadpoint’s name to “Gleacher & Company, Inc.” (Note that this proposal would have been relevant only if Proposal No. 2, the proposal to reincorporate Broadpoint in Delaware, did not pass.)

For:	115,491,081
Against:	1,130,808
Abstain:	423,008
Broker non-votes:	0
Proposal 5: Approval of the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010:
At the Annual Meeting, the shareholders ratified by the vote set forth below the selection of PricewaterhouseCoopers LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2010.

For:	116,244,516
Against:	696,468
Abstain:	103,912
Broker non-votes:	0
Item 8.01. Other Events
On May 27, 2010, the Company issued a press release announcing the results of the Annual Meeting, as described above. The Company also announced the change in its trading symbol on the NASDAQ Global Market from “BPSG” to “GLCH,” effective as of Friday, May 28, 2010. A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01. Financial Statements and Exhibits.
(d)	Exhibits.
2.1 — Agreement and Plan of Merger, dated as of May 27, 2010, by and between Broadpoint Gleacher Securities Group, Inc. and Gleacher & Company, Inc.
3.1 — Amended and Restated Certificate of Incorporation of Gleacher & Company, Inc.
3.2 — Bylaws of Gleacher & Company, Inc.
4.1— Specimen Certificate of Common Stock, par value $0.01 per share of Gleacher & Company, Inc.
99.1 — Press Release issued by Gleacher & Company, Inc. on May 28, 2010

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLEACHER & COMPANY, INC.
By:	/s/ Peter J. McNierney
	Name:	Peter J. McNierney
	Title:	President and Chief Operating Officer

Dated: May 28, 2010